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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Reliant Energy, Incorporated ("Reliant Energy") on Form S-8 of our report dated March 16, 2001 appearing in the Annual Report on Form 10-K of Reliant Energy for the year ended December 31, 2000.



DELOITTE & TOUCHE LLP
Houston, Texas
May 3, 2001